EXHIBIT 10.11

                          ___________________, 2003 [effective date of offering]

Civilian Capital
14 North Peoria Street, Ste. 7c
Chicago, IL  60607

Ladies and Gentlemen:

            In order to induce Civilian Capital (the "Underwriter") and Billy Dead, Inc. (the "Company") to enter into an underwriting agreement with respect to the public offering (the "Public Offering") of shares of the Company's Series A Preferred Stock (the "Preferred Stock"), the undersigned hereby agrees that for a period equal to the earlier of (x) ten (10) days after approval by the stockholders of the Company of an agreement relating to the distribution, licensing or sale in the United States or North America of the film being developed and produced by the Company, or (y) eighteen (18) months following the closing of the Public Offering, he, she or it will not, without the prior written consent of the Underwriter and the Company, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (whether pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended, or otherwise) any shares of Common Stock of the Company ("Common Stock") or Preferred Stock or options, rights, warrants or other securities convertible into, exchangeable or exercisable for or evidencing any fight to purchase or subscribe for shares of Common Stock or Preferred Stock (whether or not beneficially owned by the undersigned), or any beneficial interest thereto (collectively, the "Securities").

            In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.


                                                -------------------------------
                                                Signature*
                                                -------------------------------
                                                Print Name
                                                -------------------------------
                                                Print Address
                                                -------------------------------
                                                Print Social Security Number or
                                                Taxpayer I.D. Number

* To be signed by Charles F. Ryan III, Brett W. Young, Julie G. Lynn and Keith G. Gordon.


                                     II-96